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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                    -----------------------------------
                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                               JUNE 15, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             THEGLOBE.COM, INC.

           (Exact name of registrant as specified in its charter)


    DELAWARE                      0-25053                    14-1781422

 (State or other          (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                           Identification
 incorporation or                                               Number)
  organization)

                            31 WEST 21ST STREET
                          NEW YORK, NEW YORK 10010

                  (Address of principal executive offices)
                               (212) 886-0800

            (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated June 15, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press release dated June 15, 1999.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: June 15, 1999.



                                        theglobe.com, inc.



                                        By:  /s/ Francis T. Joyce
                                             ------------------------------
                                             Name:  Francis T. Joyce
                                             Title: Vice President and
                                                    Chief Financial Officer


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                                EXHIBIT 99.1


[LOGO theglobe.com]

                THEGLOBE.COM RELEASES MEASUREMENT STATISTIC

NEW YORK, N.Y. JUNE 15, 1999 - THEGLOBE.COM, INC. (NASDAQ: TGLO) TODAY RELEASED A CLARIFICATION OF ITS MARCH 1999 UNIQUE VISITOR COUNT.

DOUBLECLICK (NASDAQ: DCLK), SUPPLIER OF THEGLOBE.COM'S ADVERTISING MANAGEMENT SYSTEM, HAS INFORMED THEGLOBE.COM THAT ITS METHOD OF REPORTING UNIQUE VISITORS TO THEGLOBE.COM WAS NOT ACCURATE, INCLUDING ITS LATEST MARCH 1999 REPORT. THAT REPORT SHOWED 10.2 MILLION UNIQUE VISITORS (EXCLUDING THE ATTITUDE NETWORK, LTD. SITES). DOUBLECLICK DOES NOT HAVE AVAILABLE CORRECTED NUMBERS FOR VISITORS TO THEGLOBE.COM SITE FOR MARCH 1999.

THEGLOBE.COM HAS BEEN USING DOUBLECLICK TO PROVIDE IT WITH THE NUMBER OF UNIQUE VISITORS VIEWING ADVERTISEMENTS SOLD ON THEGLOBE.COM WEB SITE. DOUBLECLICK CONFIRMED THAT THE UNDERLYING AD IMPRESSIONS AND CLICK THROUGHS PROVIDED TO THEGLOBE.COM AND ITS ADVERTISERS WERE REPORTED ACCURATELY.

THEGLOBE.COM'S REVENUES FOR THE CURRENT AND ALL PRIOR PERIODS HAVE NOT BEEN IMPACTED BY THE DOUBLECLICK ERROR.

WEB MEASUREMENT FIRMS, SUCH AS MEDIA METRIX, REPORT GROWTH FOR THEGLOBE.COM NETWORK. MEDIA METRIX INDICATES THAT THEGLOBE.COM NETWORK'S REACH FOR U.S. USERS AT HOME AND WORK HAS GROWN FROM APPROXIMATELY 0.6% IN DECEMBER 1997 TO 5.2% IN APRIL 1999*. ACCORDING TO MEDIA METRIX, REACH IS THE PERCENTAGE OF THE TOTAL WEB AUDIENCE IN A MONTH THAT CAN BE REACHED VIA EACH REPORTED WEB SITE.

MEDIA METRIX DOES NOT INCLUDE TRAFFIC GENERATED FROM INTERNATIONAL SOURCES. THEGLOBE.COM ESTIMATES THAT OVER 40% OF ITS TRAFFIC EACH MONTH ORIGINATES FROM INTERNATIONAL USERS.


             * APRIL 1999 INCLUDES ATTITUDE NETWORK, LTD. SITES


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                         FORWARD LOOKING STATEMENTS


This news release contains forward-looking statements which are based on current expectations and involve a number of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the theglobe.com. These factors include, but are not limited to, the limited operating history and early development stage of the company; its lack of profitability and anticipation of continued losses; unpredictability and potential fluctuations in future revenues; dependence on new product introductions achieving significant market acceptance and the uncertainties of consumer preferences; the acceptance of the Web as an advertising medium; dependence on member-generated content; risks of rapid technological changes; intense competition; and the general risks associated with Internet-based businesses. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the company with the Securities and Exchange Commission including, without limitation, under "Risk Factors" set forth in theglobe.com's Annual Report on Form 10-K and registration statement on Form S-1. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.